SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                      November 17, 2003 (November 6, 2003)

                                UCAP Incorporated

     Colorado                       0-27480                      84-1325695

(State or other             (Commission File ID No.)          (IRS Employer No.)
 jurisdiction
of incorporation)

                        Suite 700, 14001 E. Iliff Avenue
                                Denver, CO 80014
                    (Address of principal executive offices)

                                 (303) 696-1700
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)

Item 5.  Other Events

         On November 6, 2003, the Company and certain of its subsidiaries and related parties entered into a Settlement and Mutual Release Agreement with respect to certain litigation arising out of a summary judgment entered against the Company in May 2002 in the Superior Court of Fulton County, Georgia (GCA Strategic Investment Fund, Ltd. v. Richard Smyth, et. al. v. Lahaina Acquisitions, Inc. n/k/a UCAP Inc.) and in favor of a guarantor (and third party plaintiff) (the "Smyth Action"). The summary judgment order was reversed by the Georgia Court of Appeals and the lawsuit was remanded to the trial court in June 2003. In connection with the Smyth Action, the plaintiffs filed (i) a complaint in the Superior Court of Fulton County, Georgia to recover for losses and various alleged breaches of contract and torts as well as other causes of action, (ii) a complaint in the Circuit Court of Pulaski County, Arkansas to recover for losses and various alleged torts as well as other causes of action,
(iii) a complaint in the District Court of Arapahoe County, Colorado to


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domesticate and seek enforcement of a foreign judgment, and (iv) a complaint in the Circuit Court of Pulaski County, Arkansas to domesticate and seek enforcement of a foreign judgment (collectively with the Smyth Action, the "Lawsuits").

         Under the terms of the Settlement and Mutual Release Agreement, the parties released each other from, among other claims, any and all claims that were asserted or could have been asserted in the Lawsuits or in connection with the Supersedeas Bond issued in connection with the Lawsuits. In addition, the Lawsuits will be dismissed with prejudice.

         Additional information on the Lawsuits can be found in the Company's annual report on Form 10-KSB for the year ended September 30, 2002, filed with the Securities and Exchange Commission on January 15, 2003, the Company's amendment to its annual report on Form 10-KSB/A for the year ended September 30, 2002, filed with the Securities and Exchange Commission on January 29, 2003, the Company's current report on Form 8-K, filed with the Securities and Exchange Commission on February 11, 2003, the Company's quarterly report on Form 10-QSB for the quarter ended December 31, 2002, filed with the Securities and Exchange Commission on February 14, 2003, the Company's current report on Form 8-K, filed with the Securities and Exchange Commission on March 13, 2003, the Company's quarterly report on Form 10-QSB for the quarter ended March 31, 2003, filed with the Securities and Exchange Commission on May 15, 2003, and the Company's current report on Form 8-K, filed with the Securities and Exchange Commission on June 26, 2003.

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits

                  None


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                        UCAP Incorporated
                                        (Registrant)


Dated:  November 17, 2003               By: / s / Dan Moudy
                                        ----------------------------------
                                        Dan Moudy, Chief Executive Officer